UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

SPECIAL OPPORTUNITIES FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	811-07528	13-3702911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

615 East Michigan Avenue, Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (414) 765-5088
____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On June 5, 2012, Special Opportunities Fund, Inc. (NYSE: SPE) (the “Fund”) announced that it will commence a rights offering to its common stockholders as of the record date of June 15, 2012.

Item 9.01.            Financial Statements and Exhibits.

(c)   Exhibits.

  Exhibit 99.1 Press Release dated June 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Special Opportunities Fund Inc.

Date: June 5, 2012	By: /s/ Andrew Dakos Andrew Dakos President

EXHIBIT INDEX

Exhibit Number and Description

 99.1           Press Release dated June 5, 2012